Exhibit 99.1

 Royal Bancshares of Pennsylvania, Inc.Investor Presentation  February 2015

 This presentation may include forward-looking statements within the meaning of the Private Litigation Securities Reform Act of 1995. These forward looking statements can be identified by such forward-looking terminology as “expect”, “look”, “believe”, “plan”, “anticipate”, “may”, “will” or similar statements or variations of such terms or otherwise express the views of management of Royal Bancshares of Pennsylvania, Inc. (“Royal”) concerning anticipated trends and future developments. Such forward looking statements involve certain assumptions which may or may not materialize. These include, but are not limited to, the direction of U.S. monetary policy, interest rates, continued levels of loan quality and origination volume, continued relationships with major customers including sources for loans, as well as the effects of international, national, regional and local economic conditions, including local unemployment levels, actions by state and federal banking regulators, and other risks described in reports filed with, or furnished to, the Securities and Exchange Commission by Royal. Actual results may differ materially from these forward looking statements. Royal assumes no obligation to update any forward looking statement in the future.    Preface    1

Investment Thesis for RBPAA

- **One of Few Mid-Sized Community Banks with Significant Footprint in Attractive Greater Philadelphia Market**
  - Restarting the growth engine with a low loan to deposit ratio and solid core funding base
  - Long-term dedicated customer base; new base outpacing legacy base
- **Well into Recovery; Rare Distinction of Regulatory C&D Order Lifted without Requirement of New Capital**
  - Aggressively reduced classified assets and real estate and construction concentrations
    - Classified assets of $25.0 million at December 31, 2014 down from $170.6 million at March 31, 2010
  - Maintained strong capital ratios by de-levering non-core businesses (investment securities, FHLB borrowings, brokered CDs, tax lien and national loan syndications)
- **Significant Value in Deferred Tax Asset (Approximately $37 Million as of 12/31/13); Critical to Equity and M&A**
- **Company-Wide Commitment to Turnaround and Repositioning; Success with Profit Program , Customer Growth**
  - Significant additions to the Board of Directors of independent, seasoned business leaders
  - New President and CEO, Kevin Tylus hired December 2012—PIP built and executed
- **Family-Ownership Majority – with Strong Alignment of Incentives Toward Creating Shareholder Value**
- **Focus More on Deeper Commercial Relationships, Small Business, C&I, Consumer Lending, Broader Retail Platform**
- **Successful Exit from US Treasury (TARP); Shareholder Diversification; Capital Plan, De-Levering of Debt Underway**

RoyalBank AMERICA

2

Royal Bancshares at a Glance

- **Overview**
  - Founded in 1963 as The Bank of King of Prussia
  - Headquartered in Narberth, Pennsylvania
  - Single bank holding company structure
- **Ownership and Capital Structure**
  - Additions to Board of Directors included independent seasoned bankers
  - Majority owned; two well-known institutional investors

	FY 2014
Performance Metrics	
ROAA	0.70%
ROAE	9.04%
Net Interest Margin	3.25%
Yield on Loans	5.62%
Noninterest Income / AA	0.48%
Noninterest Expense / AA	2.99%
Efficiency Ratio	84.49%

Dollars in Thousands

	FY 2014
Balance Sheet	
Total Assets	$732,553
Gross Loans	415,132
Total Deposits	530,425
Core Deposits	443,216
Total Equity	62,606
Tangible Common Equity	43,363
Loan to Deposit Ratio	78.26%
Capital	
TCE / TA - Hold Co	5.92%
Tier 1 Leverage Ratio[1]	10.52%
Tier 1 Risk Based Capital Ratio[1]	15.17%
Total Risk Based Capital Ratio[1]	16.44%
Asset Quality	
Non-accruing Loans	$9,813
Other Real Estate Owned	9,779
Total Non-performing Assets	19,592
NPAs / Assets	2.67%
NPLs/ Total Loans	2.36%
Allowance for Loan Losses	11,708
ALLL / Non-accruing Loans	119.31%
ALLL / Gross Loans	2.82%

(1) Represents bank-level regulatory data
Source: SNL Financial

RoyalBank AMERICA
3

Company Profile and Locations










Branches (13)
Admin / LPO (2)
Leasing Company (1)
Philadelphia

- Attractive footprint, improved 4 locations, added “LPO”
- Real estate and branch rationalization contributed to earnings
- Geographic gaps partially offset by product offering
- New brand and go-to-market strategy

RoyalBank AMERICA

Source: SNL Financial

Henderson Rd. branch closed on January 17, 2013; 15th Street branch closed August 8, 2013

4

Company History

- **Royal Bancshares/Royal Bank America Formed by Tabas Family with 1980 Purchase of Bank of King of Prussia (with Roots to 1963); $12 Million in Assets, $3.5 Million Purchase Price**
- **Historical Focus on Commercial Real Estate, a Strength of the Previous Management Team**
  - Catered to experienced developers versus a more broad consumer-based strategy
- **Royal Began Originating Out-of-Market Business When Some Local Customers Moved Out of Area**
- **At the Height of the Real Estate Market, Funded a Number of Projects on a Mezzanine and Equity Basis, All of which have been Completed or Resolved; National Syndications Also Discontinued**
- **Purchased in 2001 Assets from Crusader Holding Corporation, which Originally Created Royal's Tax Lien Business**
- **Historically a Top Performer Among Peers until Downturn, No New Mezzanine or Tax Lien Assets in the "New" Royal**
- **Trading Volume Up 10 Fold Since Initiation of 1/1/13 Turnaround Plan**

RoyalBank AMERICA
5

Management and Key Executives

Kevin Tylus
Chief Executive Officer



- President & CEO since December 2012 and a Director of the Corporation
- Formerly, Regional President for PNC Bank
- Last President of Yardville National Bank
- Strategic planning, turnaround, repositioning, growth experience as Deloitte consulting partner, non-banking senior executive

Michael Thompson
Chief Financial Officer



- CFO since 2012
- From 2008 to 2012, served as the Chief Accounting Officer
- Joined in 1999 as Bank's Controller

Kathryn McDonald
Chief Credit Officer



- Senior Wachovia/Wells Fargo credit officer
- Consultant to community banks during recession
- Applied strong workout skills throughout career

Lars Eller
Chief Retail Officer



- Career retail specialist and executive
- Proven track record with TD, National City and industry consultant
- Expert in all product platforms for go-to -market retail strategy

Mark Biedermann
Chief Lending Officer



- Last piece of executive team; joined January 2015 after acquisition of Valley Green Bank by Univest
- Successfully built and grew high quality loan portfolios; broad product diversity
- Trained by Fleet, success at PNC and National Penn

RoyalBank AMERICA

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Board of Directors

Tenured Board Members

Robert Tabas
Chairman of the Board

- CEO of the corporation from 2008 to 2012

Linda Tabas Stempel

- Previously, investor relations head for the corporation; experience at large investment management firm

Murray Stempel III

- Lead Trustee of RAIT Financial Trust
- Previously, Executive VP & CLO at the bank

Howard J. Wurzak

- Chairman & CEO of the Wurzak Hotel Group, Philadelphia

Recent Additions

William R. Hartman
Lead Director

- Previously, President & CEO of Citizens Republic Bancorp, President & CEO for subsidiaries of Banc One

Edward F. Bradley

- Previously, financial services partner at Grant Thornton
- Adjunct professor in taxation, Philadelphia University

Wayne R. Huey

- Previously, Executive VP & CLO of Meridian Bank

Michael J. Piracci

- Former senior supervisory officer with the FDIC

Gerard M. Thomchick

- Previously, Sr. EVP & COO, First Commonwealth Financial Corporation and board member of the FHLB

Kevin Tylus

- President & CEO and Director of the corporation

RoyalBank AMERICA
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 Deposits and Funding Composition  8  Core Deposits 68% of Total Funding Versus 41% at Year-End 2008  Dollars in thousands    December 31, 2014    December 31, 2008

 Loan Portfolio Composition  9  December 31, 2008  Focusing on Core Business  Dollars in thousands    December 31, 2014    December 31, 2008

Through the Transition

- **Significant Improvement in Asset Quality and Loan Composition**
  - Sizable reductions in non-performing and classified assets; purposeful post-recession downsizing
  - Better portfolio balance, less reliance on "top borrowers", strategic value of in-market borrowers
  - Material reduction in out-of-market portfolio, both syndications and originated business
  - Remaining non-performing loans carried at 51% of cost basis
  - Net growth, strong quality, about 75% of loans from customers new to Royal Bank
- **Regulatory Capital Well in Excess of Regulatory Guidelines, in Excess of Mandated Limits**
- **Broader Portfolio Includes Small Business, C&I, Consumer; Success with Commercial Deposits**



NPAs / Assets[1]
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
9.69%
8.53%
4.74%
2.70%
2.67%
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014



NPLs / Loans[1]
15.00%
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
12.50%
12.32%
6.65%
2.77%
2.36%
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014



NCOs / Avg. Loans
5.10%
4.25%
3.40%
2.55%
1.70%
0.85%
0.00%
4.73%
2.63%
1.33%
0.74%
0.26%
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014

RoyalBank AMERICA

(1) Nonperforming assets and loans exclude TDRs

10

Credit Management

<u>Significant Changes Were Made to Historical Credit Culture</u>

- **Highly Experienced and Transparent Credit Leadership; New Market-Leading Commercial Lender Joined Team**
- **CCO and New CLO have "Chief Credit" Experience**
- **Close Working Relationship with Board Loan Committee on Complex Credits and Larger Borrowers**
- **Early and Frequent Interaction Between Lenders and Credit Decision Makers**
  - Interactive "pre-screen" process to discuss credits in the pipeline
  - Relationship management, not just sales
- **Efficient Credit Decisioning**
  - Consultative approach
  - Attractive speed to answer borrower
  - Economic profit assessment; broad relationship over simply a loan transaction
  - Creative outsourcing of non-performers, REO to specialty firm; contributing to earnings

RoyalBank AMERICA

11

Establishing a Stronger Brand

- **Repositioning Branches and Footprint**
  - Moved four branches to more attractive locations; added Princeton, NJ "LPO"
- **Additional Fee Income Services**
  - Suite of cash management products, remote deposit capture, merchant services
- **Use of Web for Better Sales Distribution**
  - Various on-line banking services
  - On-line consumer applications
  - Mobile "touch" banking
- **Cross Selling Opportunities**
  - More effective sales integration of Bank and Leasing Subsidiary
  - Cross-product teams on sales, customer calls
- **New Logo, Signage, Marketing and Advertising, Active "Press Relations"**
  - The "new" Royal Bank story is well chronicled

RoyalBank AMERICA

12

 Royal Bancshares Profitability  13  Strengthening Profitability  Note: Financial data as of December 31, 2014

 Capital Ratios  14  Well Capitalized Institution  Represents bank-level regulatory data Note: Financial data as of December 31, 2014; capital ratios represent bank-level regulatory data

 Relative Value Comparison  15  Market Valuation Versus Core Capital Strength  Market value at 1/30/15; BV as of 12/31/14; Unpaid UST dividends and interest as of 12/31/14; DTA as of 12/31/13

     Consolidation Has Created An Opportunity  16  Philadelphia-Camden-Wilmington MSA  June 2014  June 2000  Excludes $51.5 mm deposits domiciled in the Reading, PA MSADollars in thousands; excludes credit card and internet banks. Banks in red in 2014 column are locally owned;banks shaded yellow in 2000 column have been sold.Source: FDIC; SNL Financial  15 of the top 30 banks in the MSA in 2000 have been sold or consolidatedCurrently, 14 out-of-market banks control 91% of the deposits in the MSA

Assessment of Priorities

- **High Level of Engagement, Energy, Communication, Coordination**
  - "Comply, Reposition and Grow" to "On the Way Back" to "Core Growth thru PIP'15"
  - First full year with all (non-branch) employees co-located
- **Profitability Improvement Program Continuance**
  - Profit from recurring items targeted at 10% over 2014
  - Efficiency ratio improvement with emphasis on revenue growth and modest expense reduction
- **Deepen Customer Relationships for "Economic Profit"**
- **Continued Focus on Quality Portfolio Growth**
  - Target total NPAs below 2%
  - Loan pipeline approximately 4-months of budgeted volume
  - Majority of revenue from solid commercial lending; further volume in consumer and small business; look for more SBA and C&I
  - Continue strong relationships with participating banks within our market

RoyalBank AMERICA

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 Achieve Full Regulatory ComplianceContinued implementation of post-TARP capital plan committed to Federal Reserve Continued Capital and Equity ImprovementRecapture deferred tax asset, thereby increasing equity by approximately 50% once fully realizedOver time, address remaining Series A preferred shares Drive book value growth and overall inherent valueConsider an Accretive Acquisition at the Right Time    Assessment of Priorities  18

Summary

- Reinvigorated mid-sized community bank in a highly attractive geography
- Well-rooted transition to core performing community bank
- Highly experienced Board and management team with aligned goals and objectives to increase shareholder value
- Improving asset quality; a growing loan portfolio and customer base
- Remaining challenges well understood with focused strategic plan
- Sizeable imbedded value from the DTA

19